UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2025

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102, Chandler, Arizona 85286
(Address of principal executive offices and zip code)
(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Material Agreement.

On March 2, 2025, Viavi Solutions Inc. (“VIAVI” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), with Keysight Technologies, Inc. (“Keysight”) under which the Company will purchase the high-speed ethernet and network security business lines (the “High-Speed Ethernet and Network Security Business”) of Spirent Communications plc (“Spirent”), conditioned upon, and effective shortly after the closing of Keysight’s pending acquisition of Spirent (the “Spirent Acquisition”).

Under the Purchase Agreement, VIAVI will pay Keysight a base purchase price of $410,000,000 to be paid at closing and $15,000,000 of additional cash consideration payable contingent on the achievement of certain metrics prior to closing. The purchase price is subject to closing adjustments for inventory levels and other working capital items transferred to the Company at closing. The transaction is expected to close in the second quarter of calendar year 2025, subject to the Purchase Agreement’s closing conditions, including receipt of certain regulatory approvals for, and the closing of, the Spirent Acquisition.

The Purchase Agreement contains customary representations and warranties made by each of VIAVI and Keysight and customary covenants and agreements. VIAVI has obtained representation and warranty insurance, subject to exclusions, policy limits and certain other terms and conditions with respect to the Purchase Agreement.

The closing of the transaction is subject to a number of conditions , including, among others, (1) the receipt of required clearances for the transaction under applicable competition and foreign investment laws , (2) the absence of any law or governmental order prohibiting the transaction, (3) the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifications), (4) the other party’s compliance with or performance of its pre-closing covenants contained in the Purchase Agreement in all material respects, (5) the absence of a material adverse effect on the High-Speed Ethernet and Network Security Business and (6) all conditions to consummation of the Spirent Acquisition having been satisfied or waived.

In connection with the Purchase Agreement, VIAVI and Keysight have agreed that, concurrently with the closing of the transaction, the parties will enter into a transition services agreement, under which VIAVI and Keysight will provide each other certain services for specified periods, to accommodate the transition of the High-Speed Ethernet and Network Security Business to VIAVI.

In connection with the with the entry into the Purchase Agreement, the Company and certain financial institutions party thereto entered into a commitment letter, dated as of March 2, 2025 (including all exhibits, annexes and schedules thereto, the “Commitment Letter”) under which such financial institutions have committed, on terms and subject to the conditions described therein, to provide a $425 million senior secured term loan facility (the “Committed Term Facility”) to fund the acquisition of the High-Speed Ethernet and Network Security Business. Additionally, the Commitment Letter provides for an incremental term loan facility on a “best efforts” basis (the “Incremental Term Facility”) and for general corporate purposes.

Item 7.01. Regulation FD Disclosure.

On March 3, 2025, VIAVI issued a press release announcing the Company’s proposed acquisition of the High-Speed Ethernet and Network Security Business. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 7.01.

The information in Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’) or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The

forward-looking statements include, but are not limited to, information regarding the ability of VIAVI and Keysight to complete the acquisition, including the satisfaction of the conditions to the consummation of the acquisition, and the expected, estimated and anticipated impact of the transaction of VIAVI’s future financial results. These forward-looking statements involve risks and uncertainties that could cause VIAVI’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of customers’ businesses and high growth markets; unforeseen changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing; unforeseen changes in future revenues, earnings and profitability of VIAVI or the High-Speed Ethernet and Network Security Business; the risk that VIAVI is not able to realize the savings or benefits expected from integration of the High-Speed Ethernet and Network Security Business; the risk that the required regulatory approvals for the proposed acquisition are not obtained, are delayed or are subject to conditions that are not anticipated; and those risks and uncertainties discussed in VIAVI’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 16, 2024 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 31, 2025.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by VIAVI on March 3, 2025
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

By:	/s/ Oleg Khaykin
Name:	Oleg Khaykin
Title:	Chief Executive Officer (Principal Executive Officer)